Kemper Small Cap
Value+Growth Fund

Supplement to the currently effective Prospectus

On November 29, 2000, the Board of the above-noted Fund approved the cessation of operations of the Fund effective on or about February 23, 2001 (the "Closing Date"). Accordingly, the Board has voted to liquidate and terminate the Fund on the Closing Date. Shareholders will receive the net asset value per share for all shares they own on that date. This may be a taxable event for shareholders with the exception of those participating in a qualified defined contribution, defined benefit or other qualified retirement vehicle.

n conjunction with approving the cessation of operations of the Fund, the Board further approved closing the Fund to new investments effective as of the close of business on November 29, 2000. Qualified defined contribution retirement plans (i.e., 401(k) plans, profit sharing plans and money purchase pension plans), 403(b) plans and 457 plans that invest through existing accounts held at a financial intermediary may continue to make additional purchases in existing accounts of the Fund through the Closing Date.

November 30, 2000